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EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 18, 1999 included in Primix Solutions Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                                         /s/ Arthur Andersen LLP

                                                             Arthur Andersen LLP


Boston, Massachusetts
August 19, 1999